UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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GSV Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GSV CAPITAL CORP.
345 California Street, Suite 600
San Francisco, CA 94104

April 23, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of GSV Capital Corp. (the “Company”) to be held on June 5, 2019 at 10:00 a.m., Eastern Time, at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) re-elect three directors of the Company, (ii) approve the 2019 Equity Incentive Plan, (iii) recommend, in a non-binding vote, the frequency of an advisory vote to approve the compensation of the Company’s named executive officers and (iv) ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. You will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903. Your vote is important.

Sincerely yours,

/s/ Mark D. Klein
Mark D. Klein
Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 5, 2019.

Our proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2018 are available on the internet at http://investors.gsvcap.com/.

The following information applicable to the Annual Meeting may be found in the proxy statement and/or accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting in person.

GSV CAPITAL CORP.
345 California Street, Suite 600
San Francisco, CA 94104
(650) 235-4769

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2019

To the Stockholders of GSV Capital Corp.:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of GSV Capital Corp. (the “Company”) will be held on June 5, 2019 at 10:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036. The Annual Meeting will be held for the following purposes:

1.	To re-elect three directors of the Company, two of which will serve for a term of three years and one of which will serve for a term of two years, or until their respective successors are duly elected and qualified;

2.	To approve the 2019 Equity Incentive Plan;

3.	To recommend, in a non-binding vote, the frequency of an advisory vote to approve the compensation of the Company’s named executive officers;

4.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 10, 2019. Regardless of whether you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or register your vote by telephone or through the internet. You must have your control number, found on your proxy card, in order to vote. Prior to the Annual Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Allison Green
Allison Green
Corporate Secretary

San Francisco, California
April 23, 2019

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

GSV CAPITAL CORP.
345 California Street, Suite 600
San Francisco, CA 94104
(650) 235-4769

PROXY STATEMENT
2019 Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of GSV Capital Corp. (the “Company,” “GSV Capital,” “we,” “us” or “our”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 5, 2019 at 10:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are first being sent to stockholders on or about April 26, 2019.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Prior to the Annual Meeting or prior to any postponements or adjournments, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors; FOR the approval of the 2019 Equity Incentive Plan; FOR recommending, in a non-binding vote, holding the advisory vote to approve the compensation of the Company’s named executive officers every year; and FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting or by voting by telephone or on-line at www.proxyvote.com. Please send any such notice of revocation to GSV Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any stockholder of record attending the Annual Meeting may vote in person regardless of whether he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting.

If you do not vote in person at the Annual Meeting or submit voting instructions to your broker or nominee, your broker or nominee may still be authorized to vote your shares as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. Please instruct your bank or broker so your vote can be counted.

Stockholders of record may also vote either via the internet or by telephone prior to the Annual Meeting. Specific instructions to be followed by stockholders of record interested in voting via the internet or telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To re-elect three directors of the Company, two of which will serve for a term of three years and one of which will serve for a term of two years, or until their respective successors are duly elected and qualified;

2.	To approve the 2019 Equity Incentive Plan (the “Incentive Plan”);

3.	To recommend, in a non-binding vote, the frequency of an advisory vote to approve the compensation of the Company’s named executive officers (the “Advisory Vote”);

4.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the Annual Meeting.

Record Date

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on April 10, 2019 (the “Record Date”). Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 19,762,647 shares of the Company’s common stock outstanding. Thus, 9,881,324 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum. Abstentions and “withhold” votes will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the beneficial owner of the shares and does not have, or chooses not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors.   The election of a director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to the person indicated. Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.

Incentive Plan. The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to approve the Incentive Plan. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.

Frequency of Advisory Vote. Because the Advisory Vote asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval. As an advisory vote, this proposal is not binding upon the Company. However, the Board of Directors will consider the outcome of the vote when determining the frequency of holding the advisory vote to approve the compensation of the Company’s named executive officers. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.

Additional Solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company without special compensation therefor.

Stockholders may also provide their voting instructions by telephone or through the internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link. Stockholders who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Annual Meeting.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Allison Green, Corporate Secretary, GSV Capital Corp., 345 California Street, Suite 600, San Francisco, CA 94104, or by calling (650) 235-4769.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 345 California Street, Suite 600, San Francisco, CA 94104.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors:
Mark D. Klein	99,007	(3)	*
Independent Directors:
Leonard A. Potter	34,333		*
Ronald M. Lott	100		*
Marc Mazur	6,000		*
David S. Pottruck	25,000		*
Executive Officers:
Allison Green	None		*
Carl M. Rizzo	None		*
Executive officers and directors as a group (7 persons)	164,440		*
Other:
Citadel Advisors LLC and its Affiliates	1,086,018	(4)	5.50	%(4)
Division of Investment, Department of Treasury, State of New Jersey	1,788,000	(5)	9.05	%(5)

_____________________

*	Represents less than one percent (1.0%)

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Based on a total of 19,762,647 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)	Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.

(4)	Based on information obtained in a Schedule 13G/A filed jointly by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”) and Kenneth Griffin on February 14, 2019. Citadel Advisors is the portfolio manager for CEFL. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC III LP, a Delaware limited partnership (“CALC3”), is the non-member manager of Citadel Securities. Citadel Securities GP LLC, a Delaware limited liability company (“CSGP”), is the general partner of CALC3. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Citadel Advisors is deemed to have shared dispositive power and shared voting power over 1,026,120 of such securities, CAH and CGP are each deemed to have shared dispositive power and shared voting power over 1,026,120 of such securities shares, and Mr. Griffin is deemed to have shared voting power and shared dispositive power over 1,086,018 of such securities. The address for Citadel Advisors, CAH, CGP and Mr. Griffin is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(5)	Based on information obtained in a Schedule 13G/A filed by the Division of Investment, Department of Treasury, State of New Jersey (the “New Jersey Division of Investment”) on January 31, 2019. The New Jersey Division of Investment beneficially owns and has sole dispositive and voting power over 1,788,000 shares. The address of the New Jersey Division of Investment is 50 West State Street, 9th Floor, P.O. Box 290, Trenton, NJ 08625.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Mark D. Klein	Over $100,000
Independent Directors
Leonard A. Potter	Over $100,000
Ronald M. Lott	$1 – $10,000
Marc Mazur	$10,001 – $50,000
David S. Pottruck	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.71 per share on the Record Date on the Nasdaq Capital Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s charter, the number of directors is set at five unless otherwise designated by the Board of Directors pursuant to the Company’s bylaws. In accordance with the Company’s bylaws, the Board of Directors has designated the current number of directors to be five; although, during the fiscal year ended December 31, 2018 and through March 29, 2019, the Board of Directors consisted of six directors. Directors generally are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Leonard A. Potter has been nominated for re-election for a two-year term expiring in 2021, and each of Ronald M. Lott and Marc Mazur has been nominated for re-election for a three-year term expiring in 2022. If elected, Mr. Potter will continue to serve on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Valuation Committee. If elected, Mr. Lott will continue to serve on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Valuation Committee. If elected, Mr. Mazur will continue to serve on the Audit Committee and the Valuation Committee. Each of Messrs. Potter, Lott and Mazur are not being proposed for re-election pursuant to any arrangement or understanding between any of Messrs. Potter, Lott and Mazur and the Company or any other person.

A stockholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named above. If the nominees should decline or be unable to serve as directors, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the nominees named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director-nominees. Each of our directors and each of the director-nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and each of the director-nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director-nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to Messrs. Potter, Lott and Mazur, the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees and the directors listed below is 345 California Street, Suite 600, San Francisco, CA 94104.

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Mark D. Klein	57	Chief Executive Officer, President and Director	2011	2020
Independent Directors
Leonard A. Potter	57	Director	2011	2019
Ronald M. Lott	59	Director	2015	2019
Marc Mazur	59	Director	2017	2019
David S. Pottruck	70	Director	2017	2021

Interested Director

Mr. Klein is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company due to his position as our Chief Executive Officer and President.

Mark Klein has served as our President since May 2018 and as our Chief Executive Officer since August 2017, and has served on our Board of Directors since 2011. In addition, he served as a consultant to GSV Asset Management, LLC, the Company’s former external investment adviser, from 2012 to March 2019. Since 2010, Mr. Klein has served as a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Since December 2018, he has served on the board of directors of the Johnson Controls Hall of Fame Village. In addition, Mr. Klein has served on the board of directors for Atlantic Alliance Partnership Corp. since April 2015 and has served as an investment adviser at B. Riley Wealth Management (formerly MK Capital Advisors, LLC) since April 2012. Mr. Klein served as a director of National Holding Corporations from 2011 to 2014, where he also served as Chief Executive Officer and Co-Chairman from March 2013 to December 2014. Mr. Klein also served as a director of New University Holdings Corp. (“NUH”), a capital pool company listed on the TSX Venture Exchange, from its inception in 2010 through August 2011, when NUH merged with ePals, Inc., a K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer and President and a director of 57th Street General Acquisition Corp., a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Subsequently, Mr. Klein served as a member of the board of directors of Crumbs from May 2011 to March 2014. Mr. Klein served from 2007 until 2009 as the Chief Executive Officer, President and a director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company which completed a merger with Great American Group LLC. Mr. Klein served on the board of directors of Great American Group until August 2014. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group LLC, an indirect financial services subsidiary of Hanover Group. Mr. Klein previously served as Chairman of Ladenburg Thalmann & Co. Inc. From April 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the U.S. subsidiaries of the National Bank of Greece. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management, and also received a bachelor’s degree, with high distinction, in Business Administration from Emory University.

Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Independent Directors

Leonard A. Potter has served as a member of our Board of Directors since 2011. Mr. Potter founded Wildcat Capital Management, LLC, a registered investment advisor in September 2011 and has served as its president and chief investment officer since inception. Mr. Potter has also served (i) as chief executive officer of Infinity Q Capital Management, a registered investment advisor, since its inception in 2014, and (ii) as a founder and senior managing director of Vida Ventures, a biotech venture fund, since its inception in 2017. From 2002 through 2009, Mr. Potter was managing director—private equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, he served as co-head of its private equity group and as a member of the private equity investment committee. From July 2009 until September 2011, Mr. Potter served as a consultant to SFM, and as chief investment officer of Salt Creek Hospitality, a private acquirer and owner of hospitality-related assets, which was backed by SFM. From September 1998 until joining SFM in 2002, Mr. Potter was a managing director of Alpine Consolidated LLC, a private merchant bank. From April 1996 through September 1998, Mr. Potter founded and served as a managing director of Capstone Partners LLC, a private merchant bank (“Capstone”). Prior to founding Capstone, Mr. Potter was an attorney specializing in mergers, acquisitions, corporate governance and corporation finance at Morgan, Lewis & Bockius LLP, and at Willkie Farr & Gallagher LLP. Mr. Potter has served and continues to serve as a director on a number of boards of public and private companies, including Solar Capital Ltd. (NASDAQ: SLRC), Solar Senior Capital Ltd. (NASDAQ: SUNS), both of which are business development companies, and, since January 2017, as chairman of the board of directors for Hilton Grand Vacations Inc. (NYSE: HGV). Mr. Potter received a Bachelor of Arts degree from Brandeis University and a Juris Doctor degree from Fordham University School of Law.

Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Ronald M. Lott has served as a member of our Board of Directors since 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the managing member of Lott Auto LLC since 2018, the managing member of Lott Auto Land LLC since 2018, the Chief Executive Officer of Lott Auto Ventures, LLC since 2004 and the managing member of Tracy Auto Land, LLC since 1998. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc. (NYSE: OMF), a provider of consumer finance and credit insurance products and services, since 2013 and True Capital Management, a wealth management firm designed for professional athletes, entertainers, and high net worth individuals, since 2006. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Between 2013-2015, Mr. Lott served as a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. He serves on the Advisory Board for the following companies: Chegg, SportsBubble, Thoughtspot, Uptake and Zenefits. Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994.

Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Marc Mazur has served as a member of our Board of Directors since March 2017. Mr. Mazur has served as an Industry Advisor to Brightwood Capital Advisors, LLC, a $4 billion private debt fund, since 2014 and has served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company, since April 2010. Mr. Mazur previously served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, a London-based global macro hedge fund, and as a senior advisor of such company until 2010. He also previously served as a senior advisor to Tsinghua Venture Capital Company. Mr. Mazur served in management roles at Salomon Brothers, Inc., The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. He was an executive with Careinsite/Medical Manager and has served as a director of Staywell Health, DeVilbiss Healthcare, ChanceLight Behavioral Health and other private companies in the wellness, addiction treatment, homecare and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.

Our Board of Directors has concluded that Mr. Mazur’s senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience, provide valuable expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.

David S. Pottruck has served on our Board of Directors since May 2017. Mr. Pottruck has served as chairman and chief executive officer of Red Eagle Ventures, Inc., a private equity firm in San Francisco, California, since 2005. He also serves on the board of directors of early stage startups and non-profits. Mr. Pottruck teaches in the MBA and Executive Education programs of the Wharton School of Business of the University of Pennsylvania, and serves as a Senior Fellow in the Wharton School of Business Center for Leadership and Change Management. Mr. Pottruck previously served on the board of directors of Intel Corporation (NASDAQ: INTC), a technology company, from 1998 to 2018. He also previously served as co-chairman of Hightower Advisors, a wealth management company in Chicago, Illinois, from 2008 to 2013 and as chairman from 2013 to 2018. Mr. Pottruck had a 20-year career at Charles Schwab Corporation that included service as president, chief executive officer and a member of the board of directors.

Our Board of Directors has concluded that Mr. Pottruck’s leadership experience and his extensive business and management experience as a chief executive officer, chairman, and director of various companies provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Information about the Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of the Company.

Name	Age	Position	Executive Officer Since
Allison Green	34	Chief Financial Officer, Treasurer, Controller and Corporate Secretary	2018
Carl M. Rizzo	67	Chief Compliance Officer	2014

Allison Green has served as our Chief Financial Officer since April 2019, as our Treasurer and Corporate Secretary since June 2018 and as our Controller since July 2017. Ms. Green served as our Senior Vice President of Finance from May 2018 to April 2019 and as the Vice President of GSV Asset Management, LLC from July 2017 to March 2019. Prior to joining GSV Capital Corp. and GSV Asset Management, LLC she was the Controller and an accounting and financial consultant at Rise Companies Corp., the parent company of Fundrise, a Washington DC-based crowdfunded real estate investment platform, from April 2016 to April 2017. Prior to Rise Companies Corp., Ms. Green was the Controller at the Girl Scout Council of the Nation’s Capital and a ProInspire Fellow at the Council from September 2013 to April 2016. Ms. Green was a member of the Fund Management and Coinvestment teams at The Carlyle Group, focusing on Europe and US Real Estate and Energy Funds from June 2009 to August 2013 and began her career at Deloitte & Touche LLP in Los Angeles as an audit associate focused on financial services clients. Ms. Green is a Certified Public Accountant (CPA) and graduated with degrees in Accounting and Finance from the University of Southern California.

Carl M. Rizzo has served as our Chief Compliance Officer since June 2014. Mr. Rizzo has served as a director at Alaric Compliance Services LLC since April 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services LLC. Mr. Rizzo has also served as the Chief Compliance Officer for Runway Growth Credit Fund Inc., a business development company, since February 2016 and as the Chief Compliance Officer for TriplePoint Venture Growth BDC Corp. (NYSE: TPVG), a business development company, since it commenced operations in March 2014. Further, he served as Chief Compliance Officer for Clearlake Capital Group LP from January 2014 until February 2015. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctor degree from the University of Richmond’s T.C. Williams School of Law.

Director Independence

In accordance with rules of the Nasdaq Capital Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us and that he or she satisfied the independence requirements of the 1940 Act. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Capital Market. The applicable Nasdaq Capital Market rules provide that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of GSV Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of Messrs. Lott, Potter, Mazur and Pottruck is independent and has no relationship with us, except as a director and/or stockholder. Mark D. Klein is not independent due to his position as our Chief Executive Officer and President.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our Board of Directors approves the appointment of our executive officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.

Our Board of Directors currently does not have a Chair. Mr. Klein serves as our Designated Lead Director and has held such position since March 2016. Mr. Klein’s duties as our Designated Lead Director include serving as chairman of regular meetings of our Board of Directors during absences of the Chair of our Board of Directors, establishing an agenda for, and leading, such meetings of our Board of Directors, and performing such other duties as our Board of Directors may establish or delegate. Mr. Klein is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act due to his position as our Chief Executive Officer and President.

Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Klein’s relationship with GSV Capital’s management provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when non-independent directors serve as designated lead director and as chair of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee, compensation committee and valuation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The compensation committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director compensation. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

Our Board of Directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an audit committee, nominating and corporate governance committee, a valuation committee and a compensation committee. During 2018, our Board of Directors held fifteen meetings, our audit committee held nine meetings, our nominating and corporate governance committee held one meetings, our valuation committee held ten meetings and our compensation committee held two meetings. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2018, four of six directors attended the annual meeting of stockholders in-person.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee and which is made available on our website at http://investors.gsvcap.com/governance.cfm. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The audit committee is currently composed of Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mazur serves as Chair of the audit committee. Our Board of Directors has determined that Mr. Potter is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Lott, Mazur and Potter meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The members of the nominating and corporate governance committee are Messrs. Potter, Lott and Pottruck, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•	are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	are willing and able to devote sufficient time to the affairs of GSV Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of GSV Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•	have the capacity and desire to represent the balanced, best interests of the stockholders of GSV Capital as a whole and not primarily a special interest group or constituency.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director-nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the valuation committee.

Compensation Committee

The compensation committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The compensation committee is responsible for reviewing and approving compensation and reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans. In connection with reviewing and approving compensation of our executive officers, the compensation committee, among other things, (i) considers the Company’s goals and objectives relevant to executive officer compensation; (ii) evaluates each executive officer’s performance in light of such goals and objectives and set each executive officer’s compensation based on such evaluation and such other factors as the compensation committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and (iii) determines any long-term incentive component of each executive officer’s compensation based on awards given to such executive officer in past years (if any), the Company’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the compensation committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). In addition, the compensation committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director compensation. The compensation committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is presently composed of Messrs. Lott, Potter and Pottruck, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the compensation committee.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2018, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during the fiscal year ended December 31, 2018 between any member of the Board of Directors, the Compensation Committee or our executive officers.

Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to GSV Capital Corp., Board of Directors, 345 California Street, Suite 600, San Francisco, CA 94104. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the audit committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at http://investors.gsvcap.com/governance.cfm. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

Compensation of Directors

The following table sets forth compensation of our directors for the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe(3)	—	—	—
Mark D. Klein	—	—	—

Independent Directors
Leonard A. Potter	$90,000	—	$90,000
Ronald M. Lott	85,000	—	85,000
Marc Mazur	90,000	—	90,000
David S. Pottruck	80,000	—	80,000

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	As of December 31, 2018, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)	On and effective March 12, 2019, Mr. Moe resigned from his position as Chairman of the Board of Directors.

Our independent directors currently receive an annual fee of $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors and committee meeting attended in person. In addition, the Chair of the audit committee receives an annual fee of $10,000 and each Chair of any other committee receives an annual fee of  $5,000 for his or her additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Executive Compensation

Internalization of Our Operating Structure

On and effective March 12, 2019 (the “Effective Date”), our Board of Directors approved internalizing our operating structure (“Internalization”).  As a result, we began operating as an internally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act, as of the Effective Date.

In connection with our Internalization, the Investment Advisory Agreement and the Administration Agreement (as each term is defined below) were terminated as of the Effective Date.  We entered into a consulting agreement (the “Consulting Agreement”) with Michael T. Moe (the former Chair of our Board of Directors and the Chief Executive Officer and Chief Investment Officer of GSV Asset Management, LLC (“GSV Asset Management”)) pursuant to which Mr. Moe will provide certain services to us as we transition to an internally managed operating structure. The term of the Consulting Agreement commenced on the Effective Date and will continue for eighteen months, unless both parties mutually agree to extend the Consulting Agreement for an additional period.  Pursuant to the Consulting Agreement, the Company will pay Mr. Moe a total amount equal to $1,250,000.

In addition, the Company and GSV Asset Management entered into an Amended and Restated Trademark License Agreement (the “License Agreement”), pursuant to which GSV Asset Management granted the Company a non-transferable, non-sublicensable, and non-exclusive right and license to use the trade name “GSV”, and other state or unregistered “GSV” marks, including the trading symbol “GSVC,” solely in connection with the operation of the Company’s existing business. The term of the License Agreement commenced on the Effective Date and will continue for eighteen months, unless both parties mutually agree to extend the License Agreement for an additional period.  Pursuant to the License Agreement, the Company will pay GSV Asset Management a total amount equal to $1,250,000.

2018 Compensation

As discussed below, in 2018 we had no employees and no employment agreements with any of our executive officers and were not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us. As a result, we are not required to include the disclosure under Items 402, 407(e)(4) and 407(e)(5) of Regulation S-K. However we have included the section entitled “Compensation Discussion and Analysis” to generally describe our compensation philosophy.

In connection with our Internalization, our executive officers will receive base salaries, may be entitled to bonus compensation, and may receive stock option awards under the Incentive Plan (if the Incentive Plan is approved by our stockholders at the Annual Meeting), which are described below.

Compensation of Chief Executive Officer and Other Executive Officers

During the fiscal year ended December 31, 2018, we were an externally managed entity and had no employees and none of our officers received direct compensation from us. As a result, we did not engage any compensation consultants during such period. For the fiscal year ended December 31, 2018, the compensation of our finance, compliance, operations and administrative staff and executive officers was paid by our former administrator, GSV Capital Service Company, LLC (“GSV Capital Service Company”), under the terms of the Administration Agreement between us and GSV Capital Service Company (the “Administration Agreement). See “Related Party Transactions and Certain Relationships” below for further information.

Compensation Discussion and Analysis

Overview

As a result of our Internalization, we are an internally managed business development company and our senior management team consists of Mark D. Klein and Allison Green. Each of these executive officers have entered into employment agreements with us and will be compensated according to the terms of such agreements, which are described below. We refer to these executive officers as the named executive officers, or NEOs.

Our executive compensation program will be designed to encourage our executive officers to think and act like our stockholders. The structure of the NEOs’ employment agreements and our incentive compensation programs will be designed to encourage and reward the following, among other things:

•	sourcing and pursuing attractively priced investment opportunities in the securities of rapidly growing venture-capital-backed emerging companies;
•	accomplishing our investment objectives;
•	ensuring we allocate capital in the most effective manner possible; and
•	creating stockholder value.

Executive Compensation Policy

Overview

Our performance-driven executive compensation policy consists of the following three components:

•	Base salary;
•	Annual cash bonuses; and
•	Long-term compensation pursuant to our Incentive Plan.

We intend to carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to us. This is not a mechanical process, and our Compensation Committee will use its judgment and experience, working in conjunction with our chief executive officer and our independent third-party compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals set by the Compensation Committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of stock options may be awarded based on performance expectations set by the Compensation Committee for each individual and, over time, on his or her performance against those expectations. The mix of short-term and long-term compensation may sometimes be adjusted to reflect an individual’s need for current cash compensation and desire to retain his or her services.

Base salary

Base salary will be used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In connection with establishing the base salaries of the NEOs, the Compensation Committee and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to our formation and the number of well-qualified candidates available in our area. In addition, we informally considered the base salaries paid to comparably situated executive officers and other competitive market practices. This data was provided to us by our independent third-party compensation consultant.

The salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are expected to be relative performance, relative cost of living and competitive pressures.

Annual cash bonuses

Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Currently, these bonuses are determined on a discretionary basis by the Compensation Committee. Cash bonuses may be given in the discretion of the Compensation Committee to each NEO if such individual achieves individual performance and service goals set by our Compensation Committee, with our management’s input.

Long-Term Incentive Awards

We have adopted the Incentive Plan to provide stock-based awards as incentive compensation to our employees and officers.

 We expect to use stock-based awards to (i) attract and retain key employees and officers, (ii) motivate our employees and officers by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees and officers to participate in our long-term growth and (iv) link our employees compensation to the long-term interests of our stockholders. The Compensation Committee has authority to select the persons to receive stock-based awards, and our Board of Directors may also grant awards and administer the Incentive Plan, in its sole discretion. At the time of each award, the Compensation Committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.

The Compensation Committee may in its sole discretion grant options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that options granted by our Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. The “fair market value” will be defined as the closing sales price of the common stock on the Nasdaq Capital Market on the date of the grant, Some stock options granted by our Compensation Committee may vest simply by the holder remaining with us for a period of time, and some may vest based on our attaining certain performance levels.

Employment Agreements

As described below, the Company is a party to an employment agreement with each of Mark D. Klein and Allison Green. Each of Mr. Klein and Ms. Green receive his or her salary, bonus, and benefits pursuant to his or her employment agreement with the Company. If our Incentive Plan is approved by our stockholders, each of Mr. Klein and Ms. Green may also receive stock option awards pursuant to his or her employment agreement.

Employment Agreements, dated April 23, 2019, with Mark D. Klein and Allison Green

On April 23, 2019, the Company entered into an employment agreement with each of Mark D. Klein, the Company’s Chief Executive Officer and President (the “Klein Agreement”), and Allison Green, the Company’s Chief Financial Officer, Controller, Treasurer and Secretary (the “Green Agreement,” and together with the Klein Agreement, the “Employment Agreements,” and each, an “Employment Agreement”). Each Employment Agreement is effective as of March 12, 2019 and shall end on December 31, 2022, unless sooner terminated pursuant to the terms of such Employment Agreement. The initial term of each Employment Agreement ends on December 31, 2022, and is subject to automatic renewal upon completion of such term unless the parties to such Employment Agreement elect to terminate such Employment Agreement at least thirty (30) days prior to the expiration of its then current term.

Under the terms of the Klein Agreement and Green Agreement, Mr. Klein and Ms. Green are entitled to receive an annual base salary equal to eight hundred fifty thousand dollars ($850,000) and four hundred fifty thousand dollars ($450,000), respectively (subject to annual review and increase by the Board of Directors at its sole discretion) and are eligible to earn annual bonus payments of up to one hundred percent (100%) and seventy percent (70%), respectively, of his or her then-effective base salary. Such annual bonus payments, if any, shall be payable at the discretion of the Board of Directors if certain Company performance objectives, performance goals and other objectives, as mutually agreed upon by the Board of Directors and Mr. Klein and Ms. Green, as applicable, are achieved. Ms. Green is also entitled to receive an additional one-time sign-on bonus equal to one hundred thousand dollars ($100,000).

Under the terms of the Employment Agreements, in the event of termination of such executive’s employment due to such executive’s death or disability (as defined in the applicable Employment Agreement), such executive, or such executive’s legal representatives or named beneficiaries, will be entitled to receive (i) earned but unpaid base salary, (ii) any accrued but unpaid paid time off or vacation payable in accordance with applicable Company policy, (iii) any reimbursable business expenses incurred, but not yet reimbursed to such executive, and (iv) any benefits earned through the date of such executive’s termination in accordance with the terms of the applicable benefit plans (collectively, the “Accrued Benefits”). The Company shall also pay such executive or such executive’s legal representatives or named beneficiaries, as applicable, (i) any unpaid annual bonus for the preceding fiscal year and (ii) a pro-rated portion of the annual bonus for the current fiscal year based on the number of days of the current fiscal year that such executive was employed by the Company. Additionally, notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

Under the terms of the Employment Agreements, in the event of the termination of such executive’s employment for cause (as defined in the applicable Employment Agreement), the Company shall pay to such executive accrued benefits that had been earned but unpaid as of the date of the termination and such executive shall receive no further payments of any kind.

Under the terms of the Employment Agreements, in the event of the termination of such executive’s employment without cause or for good reason (as defined in the applicable Employment Agreement), the Company shall pay to such executive all Accrued Benefits through the date of such termination, and the following severance benefits:

•	The Company shall pay such executive a lump sum amount of severance equal to the product of: (A) the multiplier; and (B) the sum of (i) such executive’s then-current base salary, plus (ii) the annual bonus earned by such executive for the preceding fiscal year. The multiplier shall equal two (2) for Mr. Klein and one (1) for Ms. Green, provided, however, that the multiplier shall equal three (3) for Mr. Klein and two (2) for Ms. Green if (x) the termination occurs within the first anniversary of a change in control event (as defined in the applicable Employment Agreement), (y) such executive did not vote in favor of such change in control, and (z) the Company’s net assets are greater than $100,000,000, as determined by the Board in good faith. If the termination occurs in 2019, the annual bonus for purposes of the severance calculation shall equal such executive’s base salary.
•	Notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.
•	The Company shall provide, at the Company’s cost, continuation health insurance coverage under COBRA during the twelve (12) months following the date of termination for Ms. Green and the eighteen (18) months following the date of termination for Mr. Klein (each, “COBRA Coverage Period”), provided that, these payments for continuation coverage under COBRA shall cease prior to the end of the COBRA Coverage Period if such executive becomes eligible for other group health insurance coverage from a new employer, and provided further that such coverage provided during the COBRA Coverage Period shall be included in (and not in addition to) the continuation period under COBRA.
•	Such executive shall be eligible to receive any unpaid annual bonus for the preceding fiscal year, and a pro-rated portion of the annual bonus for the current fiscal year based on the number of days of the current fiscal year that such executive was employed by the Company.
•	Ms. Green shall also be eligible to receive any unpaid sign-on bonus amounts as if she has been employed through the sign-on bonus payment date.

Payment of any amounts and benefits in addition to the base salary, including any severance benefit, shall be conditioned on such executive’s execution and non-revocation, where applicable, of a release of claims in favor of the Company. The severance amount, with the exception of the pro-rated bonus for the current fiscal year, shall be paid to such executive within thirty (30) days following the effective date of such release. The pro-rated bonus for the current fiscal year will be paid in accordance with the Company’s regular payment schedule for the annual bonus for that calendar year.

Each Employment Agreement contains a provision for the protection of our confidential information, trade secrets, and intellectual property during such executive’s employment with the Company or its affiliates and following termination of such executive’s employment. Except as required by law, such executive will not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or confidential information. Each Employment Agreement also contains a mutual non-disparagement provision that provides that neither party to such Employment Agreement will disparage the other, and an arbitration clause that mandates arbitration in the event of a dispute.

Competitive Market Review

We will informally consider competitive market practices with respect to the salaries and total compensation of our NEOs. We will review the market practices by speaking to other financial professionals and reviewing annual reports on Form 10-K or similar information of other internally managed business development companies.

Change in Control and Severance

Upon termination of employment after a change of control, the NEOs may receive severance payments under their Employment Agreements. Equity-based awards under the Incentive Plan will vest as outlined below.

Incentive Plan.  Equity-based awards under the Incentive Plan may vest and/or become immediately exercisable or salable upon a change of control, and do not require a termination of employment in conjunction with the change of control. Upon specified covered transactions involving a change of control (as defined in the Incentive Plan), all outstanding awards under the Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Severance.  Under specified covered transactions involving a change in control (as defined in each NEO’s Employment Agreement), an NEO may be entitled to receive certain severance payments and benefits as discussed above under “—Employment Agreements.”

The rationale behind providing a severance package in certain events is to attract talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change in control transaction.

Conclusion

Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

Equity Incentive Plans

Under the Incentive Plan (if approved by our stockholders at the Annual Meeting), the Company may grant options to acquire shares of our common stock to our officers and employees.

In accordance with the terms of the Incentive Plan, the Board of Directors has authorized the Compensation Committee to administer the Incentive Plan, but has retained the authority to make grants. In accordance with the provisions of the Incentive Plan, the Compensation Committee will determine the terms of options awards, including:

•	the determination of which officers and employees will be granted restricted stock, options and other awards;
•	the time such awards shall be granted and the number of shares subject to such awards;
•	the terms and conditions of such awards; and
•	the form or instruments evidencing the awards.

No participant may receive awards of options for over 988,132 shares of common stock in any calendar year. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.

The Board of Directors or any committee to which the Board of Directors delegates authority may, with the consent of any adversely affected Incentive Plan participants and to the extent permitted by law amend outstanding awards consistent with the terms of the Incentive Plan. No action shall be taken without stockholder approval that would be treated as a repricing under the rules and regulations of any stock exchange or national market system on which our shares of common stock are listed, or if not listed then quoted, or is otherwise prohibited by the 1940 Act.

In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to options and other stock-based awards then outstanding or subsequently granted under the Incentive Plan, the exercise price of such awards, the maximum number of shares that may be delivered under the Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Compensation Committee. The Compensation Committee may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards to take into consideration extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (subject to certain exceptions), or any other event if it is determined by the Compensation Committee that such adjustment is appropriate to avoid distortion in the operation of the Incentive Plan. The Board of Directors has adopted the Incentive Plan and recommended that it be submitted to stockholders for their approval at the Annual Meeting. Please refer to “Proposal II: Approval of the Incentive Plan” below for a summary of certain principal features of the Incentive Plan, and to Appendix A for the actual text of the Incentive Plan.

Related Party Transactions and Certain Relationships

During the fiscal year ended December 31, 2018 and through March 12, 2019, we were a party to an Investment Advisory Agreement between us and GSV Asset Management (the “Investment Advisory Agreement”). GSV Asset Management is controlled by Michael T. Moe, the former Chair of our Board of Directors. Mr. Moe, through his ownership interest in GSV Asset Management, was entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement, which included any fees payable to GSV Asset Management under the terms of the Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performance its services under the Investment Advisory Agreement. Mr. Moe, as a managing director of GSV Asset Management, collectively managed the business and internal affairs of GSV Asset Management. Mr. Klein, our Chief Executive Officer and President, or entities with which he is affiliated, received fees from GSV Asset Management pursuant to a consulting agreement with GSV Asset Management in an amount equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management under the Investment Advisory Agreement.

During the fiscal year ended December 31, 2018, GSV Asset Management earned $5,199,900 in base management fees and waived $892,421 of such base management fees. For the fiscal year ended December 31, 2018, we accrued incentive fees of $382,387. Pursuant to a Waiver Agreement dated February 2, 2018 (the “Waiver Agreement”), GSV Asset Management forfeited $5.0 million of the then accrued incentive fees. As of December 31, 2018, GSV Asset Management owed no receivables to us. As of December 31, 2018, the Company's accrued incentive fee balance due to GSV Asset Management was $4,660,472, net of the Waiver Agreement. In addition, as of December 31, 2018, we owed GSV Asset Management $0 for reimbursement of overhead allocation expenses and travel expenses.

During the fiscal year ended December 31, 2018 and through March 12, 2019, GSV Capital Service Company provided us with office facilities and administrative services pursuant to the Administration Agreement. GSV Asset Management controls GSV Capital Service Company. We reimbursed GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing any administrative services, which created conflicts of interest that our Board of Directors was required to monitor. While there was no limit on the total amount of expenses we were required to reimburse to GSV Capital Service Company, our administrator would only charge us for the actual expenses it incurred on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

During the fiscal year ended December 31, 2018, we incurred $1,702,047 in costs under the Administration Agreement, which includes the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, as well as rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we incurred approximately $173,996.30 in aggregate expenses under our Administration Agreement from January 1, 2019 through March 12, 2019.

Mark Moe, who is the brother of the former Chair of our Board of Directors, Michael Moe, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. As of December 31, 2018, the fair value of our investments in NestGSV, Inc. was $8,679,711.

In addition, the Company’s executive officers and directors may serve as officers, directors or managers of entities that operate in a line of business similar to the Company’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Company or the Company’s stockholders. For example, during the fiscal year ended December 31, 2018, GSV Asset Management, the Company’s former investment adviser, managed Coursera@GSV Fund, LP, Coursera@GSV-EDBI Fund, LP, and GSV@CS, LP, special purpose vehicles each comprised of an underlying investment in the capital stock of Coursera, Inc. (the “Coursera Funds”); GSV@SP, LLC, a special purpose vehicle comprised of an underlying investment in the capital stock of Spotify Technology S.A. (the “GSV@SP Fund”); and GSV@LT, LLC, GSV@LT II, LP, and GSV@LT III, LP, special purpose vehicles each comprised of an underlying investment in the capital stock of Lyft, Inc. (the “Lyft Funds”). The Company has no ownership interests in the Coursera Funds, the GSV@SP Fund or the Lyft Funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations.

As a business development company, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of the Board of Directors, including its independent directors, and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with the Company, subject to certain exceptions.

In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented certain written policies and procedures whereby the Company’s executive officers screen each of the Company’s transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s executive officers and directors. If such affiliations are found to exist, we seek Board of Director and/or appropriate Board of Director committee review and approval or exemptive relief for such transactions, as appropriate.

We have also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the audit committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to us by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the fiscal year ended December 31, 2018.

PROPOSAL II: APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN

Our Board of Directors and management believe that, because the market for investment professionals is highly competitive, our successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other specialty finance companies. The highly specialized nature of our business, the competitiveness of our market and the skills and importance of our officers and employees make retention even more critical. The ability to offer equity-based compensation to our professionals, which both aligns employee behavior with stockholder interests and provides a retention tool, is vital to our future growth and success.

The Board of Directors intends to be judicious in its use of equity-based compensation under our Incentive Plan. Pursuant to the Incentive Plan, up to 1,976,264 shares of our common stock were reserved for issuance. Without stockholder approval of the Incentive Plan, we believe that we would be limited in our ability to provide market-competitive compensation to attract and retain the caliber of officers and employees necessary to achieve superior performance.

Summary of the Incentive Plan

The Board of Directors voted to approve the Incentive Plan on April 17, 2019 for the purpose of attracting and retaining the services of officers and key employees, and recommends approval of the Incentive Plan by stockholders. The following is a summary of the material features of the Incentive Plan, as it will be in effect following approval by the stockholders. It may not contain all of the information important to you. You are encouraged to read the entire Incentive Plan, a copy of which appears as Appendix A to this Proxy Statement.

Effective Date.  If adopted by stockholders, the Incentive Plan will be effective immediately upon such approval by the stockholders.

Participation.  Under the Incentive Plan, officers and key employees of the Company are eligible to be granted awards. Participants in the Incentive Plan may receive grants of awards of options to purchase shares of common stock, as determined by the Board of Directors and the Compensation Committee.

Administration.  The Compensation Committee will administer the Incentive Plan and will have the authority, subject to the provisions of the Incentive Plan, to determine who will receive awards under the Incentive Plan and the terms of such awards. The Compensation Committee will have the authority to adjust the number of shares available for awards and the number of shares subject to outstanding awards, including following the occurrence of events such as stock splits, dividends, distributions and recapitalizations; however, no action shall be taken without stockholder approval that would be treated as a repricing under the rules and regulations of any stock exchange or national market system on which the Shares are listed, or if not listed quoted, or is otherwise prohibited by the 1940 Act.

Options.  Options granted under the Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. The exercise price of each option will be determined by the Compensation Committee. The exercise price of an option will not be less than the current market value of, or if no such market value exists, the current net asset value of, the shares as determined in good faith by the Compensation Committee on the date of grant. The exercise price of an option may be paid in the form of shares of stock that are already owned by such optionholder.

Termination Date.  No awards under the Incentive Plan will be granted after the tenth anniversary of the Effective Date. The Incentive Plan will otherwise terminate at such time as the Board of Directors may determine, and no additional awards may be made under the Incentive Plan after that date. The Incentive Plan provides that all awards granted under such plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to the Company.

In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), the Compensation Committee may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Change in Control and will terminate upon consummation of the Change in Control.

Awards under the Incentive Plan will be granted to our officers and employees as determined by the Compensation Committee at the time of each issuance. The Board of Directors may at any time terminate the Incentive Plan as to any future grants of awards; however, except as otherwise expressly provided in the Incentive Plan, the Board of Directors may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award unless the Board of Directors expressly reserved the right to do so at the time of the grant of the award.

Future Grants under the Incentive Plan

Future grants of options to officers and employees under the Incentive Plan are discretionary and are, therefore, not determinable at this time.

U.S. Federal Income Tax Consequences

Certain Tax Code Limitations on Deductibility.  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer, chief financial officer, or any of the three other most highly compensated executive officers.

Non-Statutory Stock Options.  Stock options granted under the Incentive Plan will not be taxable to a recipient at the time of grant and we are not allowed a tax deduction by reason of the grant. Upon the exercise of a stock option, the amount by which the fair market value of the shares of common stock received, determined as of the date of exercise, exceeds the exercise price will be treated as ordinary income to the recipient of the option in the year of exercise. In accordance with applicable regulations, we will require the optionee to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the option. Generally, we will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the recipient of the option. When the optionee sells the shares, he or she will generally recognize a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income).

Incentive Stock Options.  A recipient of an incentive stock option under the Incentive Plan will not generally recognize any taxable income for U.S. federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If the recipient exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the recipient of the option), the recipient receives long-term capital gains treatment on the difference between the price for which the recipient of the incentive stock option sells the shares of common stock and his or her tax basis in the shares (generally, the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the fair market value of the shares of common stock received on the date of exercise and the exercise price will generally be treated as ordinary income in the year of disposition. We would not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the common stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as ordinary income to the recipient of an incentive stock option due to a disqualifying disposition, we would be entitled to a corresponding deduction in the same amount for compensation paid.

A stockholder can vote for or withhold his or her vote from the approval of the Incentive Plan. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the approval of the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN.

PROPOSAL III: ADVISORY VOTE ON FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In this proposal, which is provided as required pursuant to Section 14A of the Exchange Act, the Board of Directors is asking stockholders to cast a non-binding, advisory vote on how frequently in the future the Company should have say-on-pay votes:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.”

Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may indicate that you are abstaining from voting. This vote, is not binding on the Board of Directors. The Board of Directors believes that say-on-pay votes should be held annually to give stockholders the opportunity to provide regular input on the Company’s executive compensation programs.

In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote “FOR” holding the advisory vote every year.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ONE-YEAR OPTION AS THE FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL IV: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on March 29, 2019 and April 17, 2019, our Board of Directors and the Audit Committee selected Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Deloitte also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.

Deloitte has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Deloitte’s reports on our financial statements for the fiscal years ended December 31, 2018, 2017 and 2016 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2018 and 2017:

	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Audit Fees	$679,327	$736,000
Audit-Related Fees	220,798	—
Tax Fees	32,000	25,000
All Other Fees	—	—
Total Fees:	$932,125	$761,000

Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings.

Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.   All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The audit committee of the Board of Directors of GSV Capital operates under a written charter adopted by the Board of Directors. The audit committee is currently composed of Messrs. Mazur, Potter, and Lott.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policies and Procedures

The audit committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The policy requires that the audit committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to subcommittees consisting of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The audit committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2018, the matters an independent auditor is required to discuss with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB and has discussed with Deloitte & Touche LLP its independence. The audit committee has also considered whether the provision of non-audit services, and the fees charged for such services, by Deloitte & Touche LLP are compatible with Deloitte & Touche LLP maintaining its independence from the Company.

Conclusion

Based on the audit committee’s discussion with management and Deloitte & Touche LLP, the audit committee’s review of the audited financial statements, the representations of management and the report of Deloitte & Touche LLP to the audit committee, the audit committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. The audit committee also recommended the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Respectfully Submitted,

The Audit Committee
Marc Mazur, Chair
Leonard A. Potter
Ronald M. Lott

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2020 Annual Meeting of Stockholders will be held in May 2020, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2020 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of GSV Capital Corp. at 345 California Street Suite 600, San Francisco, CA 94104 or the Company’s then current business address. The Company must receive the proposal no earlier than November 25, 2019 and no later than December 25, 2019, as described below, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2020 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice must set forth all information required and must be delivered to the Corporate Secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2020 Annual Meeting of Stockholders, a stockholder’s notice submitted pursuant to the provisions of our bylaws must be received no earlier than November 25, 2019, and no later than 5:00 p.m., Eastern Time, on December 25, 2019; provided, however, that in the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the 2020 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2020 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2020 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. The submission of a proposal pursuant to the provisions of the Company’s bylaws does not guarantee its presentation at any meeting of stockholders. We advise you to review our bylaws, a copy of which is on file with the SEC, and which contain additional requirements about advance notice of stockholder proposals and director nominations. In accordance with our bylaws, the Chair of the 2020 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Notices of intention to present proposals at the 2020 Annual Meeting of Stockholders should be addressed to the Corporate Secretary of GSV Capital Corp. at 345 California Street, Suite 600, San Francisco, CA 94104. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors,

/s/ Allison Green
Allison Green
Corporate Secretary

San Francisco, California
April 23, 2019

PRIVACY NOTICE

We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in the Company.

We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:

GSV Capital Corp.
345 California Street, Suite 600

San Francisco, CA 94104
ATTN: Chief Compliance Officer

APPENDIX A

GSV Capital Corp.

2019 EQUITY INCENTIVE PLAN
Effective June __, 2019

1.	PURPOSE AND CERTAIN DEFINED TERMS

The purpose of this 2019 Equity Incentive Plan, effective June __, 2019 (the “Plan”) is to advance the interests of the Company (as defined below) by providing for the grant to employees and officers of options to acquire Shares (as defined below) (the “Awards”). At all times during such periods as the Company qualifies or intends to qualify as a “business development company” under the Investment Company Act of 1940, as amended (the “1940 Act”), the terms of the Plan shall be construed so as to conform to the share-based compensation requirements applicable to “business development companies” under the 1940 Act. Any employee or officer selected to receive an Award under the Plan is referred to as a “participant.”

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Affiliate” means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Internal Revenue Code of 1986, as amended (the “Code”), except that in determining eligibility for the grant of an Option by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting “at least 50%” for “at least 80%” under Section 1563(a)(l), (2) and (3) of the Code and Treas. Regs.§ 1.414(c)-2; provided, that to the extent permitted under Section 409A, “at least 20%” shall be used in lieu of “at least 50%”; and further provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards (whether under the Plan or another plan). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply. Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Committee, a corporation or other entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

“Board” means the board of directors of the Company.

“Commission” means the Securities and Exchange Commission.

“Committee” means the Compensation Committee of the Board, or the Board.

“Compensation Committee” means the compensation committee of the Board. The Compensation Committee shall have at least two (2) members, each of whom shall be a “non-employee director” as defined in Rule16b-3 under the Securities Exchange Act of 1934, as amended, and, if applicable, meets the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the common stock is traded.

“Company” means GSV Capital Corp., a Maryland corporation.

“Disability” means (i) a condition entitling the participant to receive income replacement benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, (ii) a condition entitling the participant to receive social security disability benefits as determined by the Social Security Administration. Notwithstanding the foregoing, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Disability” shall mean a “disability” as defined under Section 409A of the Code to the extent necessary to avoid the imposition of any tax or interest or the inclusion of any amount in income thereunder.

“Effective Date” means June __, 2019, the date on which this Plan is adopted in accordance with a resolution of the Board and approved by a vote of the Company’s shareholders.

“Performance Criteria” or, in the singular, “Performance Criterion,” means specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. Examples of Performance Criteria (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof) include, but are not limited to: sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss. The Committee may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Shares” means the common stock, $.01 par value per share, of the Company.

2.	ADMINISTRATION

The Board has delegated administration of the Plan to the Committee; provided that a “required majority,” as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards in accordance with Section 61(a)(4)(B)(i)(I) of the 1940 Act. The Board may rescind its delegation of authority to the Committee at any time and revest in the Board the administration of the Plan, in which case references herein to the Committee shall be to the Board. The Committee shall have discretionary authority, subject to the express provisions of the Plan, (a) to grant Awards to such Eligible Persons (defined below in Section 5 hereof) as the Committee may select; (b) to determine the time or times when Awards shall be granted and the number of Shares subject to each Award; (c) to determine the terms and conditions of each Award; (d) to prescribe the form or forms of any instruments evidencing Awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Subject to Section 9 hereof, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an Award, to waive any condition or provision of an Award, and to amend or cancel any Award (and if an Award is canceled, to grant a new Award on such terms as the Committee shall specify), except that the Committee may not take any action with respect to an outstanding Award that would adversely affect the rights of the participant under such Award without such participant’s consent. Nothing in the preceding sentence shall be construed as limiting the power of the Committee to make adjustments required by Sections 4(d) and 6(h) hereof or by applicable law.

Determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards and amend, suspend or terminate the Plan as provided in Section 9 of the Plan. Any such actions by the Board shall be subject to the applicable rules of any stock exchange or national market system on which the Shares of common stock are listed, or if not listed quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

3.	EFFECTIVE DATE AND TERM OF PLAN

This Plan is effective as of the Effective Date.

No Awards shall be granted under the Plan after the tenth anniversary of the Effective Date, but Awards previously granted may extend beyond that date.

4.	SHARES SUBJECT TO THE PLAN

(a)          Number of Shares. Subject to Section 4(c) and adjustment as provided in Section 4(d), the aggregate number of Shares that may be the subject of Awards granted under the Plan (which may be granted in the form of incentive stock options or non-statutory stock) shall be 1,976,264. If an option Award granted under the Plan terminates without having been exercised in full, the number of Shares as to which such Award was not exercised shall be available for future grants provided, however, that in the case of an incentive stock option, the forgoing shall be subject to any limitations under the Code. Any Shares subject to an Award that are applied towards the exercise price of an option or to satisfy any tax withholding obligation with respect to an Award shall not again be available for future grants.

The maximum number of Shares for which any option Award may be granted to any person in any calendar year shall be 988,132. The foregoing provision will be construed in a manner consistent with Section 61 of the 1940 Act.

(b)          Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Shares, or if the Committee so decides in its sole discretion, previously issued Shares acquired by the Company and held in its treasury. Any Shares acquired by the Company will be acquired in accordance with the 1940 Act, including Section 23 of the 1940 Act. No fractional Shares shall be delivered under the Plan.

(c)         Limits on Number of Awards. The combined maximum amount of Shares that may be issued under the Plan will be 10% of the outstanding Shares on the Effective Date, plus 10% of the number of Shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plan. No one person shall be granted more than 25% of the Shares reserved for issuance under this Plan. The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any Shares issued pursuant to the Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s officers and employees, together with any Shares issued pursuant to the Plan, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any Shares issued pursuant to the Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

(d)         Changes in Shares. In the event of a Share dividend, Share split or combination of Shares, recapitalization, or other change in the Shares, the number and kind of Shares or securities of the Company subject to Awards then outstanding or subsequently granted under the Plan, the maximum number of Shares or securities that may be delivered under the Plan, the exercise price of outstanding awards, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

The Committee may also adjust the number of Shares subject to outstanding Awards and the terms of outstanding Awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(h)), acquisitions or dispositions of securities or property, or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan. No action shall be taken without shareholder approval that would be treated as a repricing under the rules and regulations of any stock exchange or national market system on which the shares of common stock are listed, or if not listed quoted, or is otherwise prohibited by the 1940 Act. References in the Plan to Shares will be construed to include any units, any stock or any other securities resulting from an adjustment pursuant to this Section 4(d).

5.	AWARDS; ETC.

Persons eligible to receive Awards under the Plan (“Eligible Persons”) shall be those key employees, officers of the Company and, to the extent permitted by exemptive or other relief that may be granted by the Commission or its staff, employees of wholly-owned consolidated subsidiaries of the Company who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation, limited liability company or other entity in which the Company owns, directly or indirectly, equity securities possessing 50% or more of the total combined voting power of all classes of equity securities. Notwithstanding the foregoing, in the case of an Award that is an incentive stock option, an Eligible Person shall only be those employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. No option shall be treated as an incentive stock option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such option shall be treated as a nonqualified stock option unless and until such approval is obtained.

In the case of an incentive stock option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code; provided, however, that to the extent the aggregate fair market value (determined at the time the incentive stock option is granted) of the Shares with respect to which all incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans described in of Section 422(d) of the Code of the employee's employer corporation and its parent and Affiliates) exceeds $100,000, such options shall be treated as nonqualified stock options. If for any reason an option intended to be an incentive stock option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such non-qualification, such option or portion thereof shall be regarded as a nonqualified stock option appropriately granted under the Plan. No incentive stock option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

6.	TERMS AND CONDITIONS OF AWARDS

(a)         Code Section 409A Exemption. Except as the Committee otherwise determines, no option shall have deferral features, or shall be administered in a manner, that would cause such option to fail to qualify for exemption from Section 409A of the Code. Any option resulting in a deferral of compensation subject to Section 409A of the Code shall be construed to the maximum extent possible, as determined by the Committee, consistent with the requirements of Section 409A of the Code.

(b)          Exercise Price of Options. The exercise price of each option shall be determined by the Committee. The exercise price of an option will not be less than the current market value of, or if no such market value exists, the current net asset value of, the Shares as determined in good faith by the Committee on the date of grant; provided, however, that in the case of an incentive stock option granted to an employee who, at the time of the grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or the Company’s present or future parent or subsidiary corporations, as defined in Section 424(e) or (f) of the Code, or other Affiliates the employees of which are eligible to receive incentive stock options under the Code (the “10% Shareholders”), the Exercise Price per share shall be no less than one hundred ten percent (110%) of the fair market value per share on the date of grant. Current fair market value shall be the closing price of the Shares on the NASDAQ Capital Market on the date of grant.

(c)          Duration of Options. An option shall be exercisable during such period or periods as the Committee may specify. The latest date on which an option may be exercised (the “Expiration Date”) shall be the date that is ten years from the date the option was granted or such earlier date as may be specified by the Committee at the time the option is granted, except that for 10% Shareholders, the Expiration Date shall be the date that is five years from the date the option was granted or such earlier date as may be specified by the Committee.

(d)          Exercise of Options.

(1)	An option shall vest or become exercisable at such time or times and upon such conditions as the Committee shall specify. In the case of an option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised regardless of any adverse or potentially adverse tax consequences resulting from such acceleration.

(2)	Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Committee and (ii) payment in full as specified below in Section 6(e) for the number of Shares for which the option is exercised.

(3)	If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

(e)          Payment for and Delivery of Shares. Shares purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash, (ii) by check or money order payable to the order of the Company, (iii) by delivery and assignment to the Company of shares of the common stock owned by the participant (provided that such shares have been held by the participant for at least 6 months prior to delivery if so required for accounting purposes) having a fair market value on the last business day preceding the date of exercise equal to the Option Price, (iv) if so permitted by the Committee (which, in the case of an incentive option, shall specify such method of payment at the time of grant) and to the extent permitted by the 1940 Act and otherwise legally permissible, by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, (v) through a reduction in the number of shares received through the exercise of the Award (net any share settlements), or (vi) by any combination of the foregoing. Notwithstanding the foregoing, an option may not be exercised by delivery and assignment to the Company of shares of Company stock to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or Company policy, restricting the transfer or redemption of the Company’s stock.

(f)           Delivery of Shares. A participant shall not have the rights of a Shareholder with regard to Awards under the Plan except as to Shares actually received by him or her under the Plan. For this purpose, Shares are received by a participant on the date of record issuance of such Shares in the books of the Company or the issuance to participant of a stock certificate with respect to such Shares.

(g)         Nontransferability of Awards. No option, Share, or other Award may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime an Award may be exercised only by him or her.

(h)          Mergers, etc. Subject to the terms of subsection (1) below, to the extent permitted under the 1940 Act and except as otherwise provided in an Award agreement or an employment agreement between the participant and the Company or an Affiliate, in the event of a Change in Control, as defined in subsection (2) below, the Committee shall accelerate the vesting of all Awards granted under this Plan that are not so assumed or substituted.

(1)	With respect to an outstanding Award held by a participant who, following the Change in Control, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the covered transaction or any affiliate of such an entity, the Board may at or prior to the effective time of the Change in Control, in its sole discretion and in lieu of the action described in Section 6(h) above, arrange to have such surviving or acquiring entity or affiliate assume any Award held by such participant outstanding hereunder or grant a replacement Award which, in the judgment of the Board is substantially equivalent to any Award being replaced.

(2)	For purposes of this Section 6(h), a “Change in Control” means:

(i)	the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (i) the then outstanding shares of the Company (the “Outstanding Company Shares”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below;

(ii)	during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)	consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (each, a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan or related trust of the Company or of such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation (or other governing board of a non-corporate entity) resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction;

(iv)	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, an event described above shall be a Change in Control with respect to an Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code only if such event is also a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code to the extent necessary to avoid the imposition of any tax or interest or the inclusion of any amount in income thereunder.

(i)          No Grants in Contravention of the 1940 Act. At all times during such periods as the Company qualifies or intends to qualify as a “business development company,” no Award may be granted under the Plan if the grant or terms of such Award would cause the Company to violate Section 61 of the 1940 Act (or any other provision of the 1940 Act applicable to “business development companies”), and, if approved for grant, such an Award will be void and of no effect.

(j)          Tax Withholding. The delivery of any Shares shall be subject to the participant’s satisfaction of all applicable federal, state and local income and employment tax withholding obligations. A participant may satisfy such obligation(s) in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld, or (ii) if permitted under the 1940 Act and as the Committee in its sole discretion approves in any specific or general case, having the Company withhold Shares issuable to the participant under the Plan or delivering to the Company already-owned Shares, in either case having a fair market value equal to the amount required to be withheld, as determined by the Committee. In addition, to the extent that the Company so chooses, the Company can hold back 100% of the participant’s compensation earned after such obligations arose and such held back amount shall be applied by the Company to satisfy such obligations.

(k)       Cancellation and/or Repayment. All Awards hereunder shall be subject to any executive compensation policies adopted by the Company regarding Award cancellation and/or repayment upon financial restatements or other events, hedging, and similar matters, as established or modified from time to time.

(l)       Minimum Vesting. Awards granted after the Effective Date shall be subject to a minimum vesting period of no less than 12 months from the date of grant. Notwithstanding the foregoing, the minimum vesting schedule shall not apply to: (i) Awards that vest in connection with a participant’s death or cessation of employment pursuant to Section 7 herein; and (ii) Awards with underlying shares totaling less than five percent of the total number of shares available for issuance under the Plan pursuant to Section 4 immediately following the Effective Date.

7.	TERMINATION OF EMPLOYMENT

(a)         Unless the Committee expressly provides otherwise, and except as otherwise provided in an Award agreement or an employment agreement between the participant and the Company or an Affiliate, immediately upon the cessation of the participant’s employment or services an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that:

(1)	subject to (2) and (3) below, all vested options held by the participant immediately prior the cessation of the participant’s employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of 90 days or (ii) the period ending on the latest date on which such option could have been exercised without regard to this Section 7(a)(l), and will thereupon terminate;

(2)	all vested options held by a participant immediately prior to the participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the 180 day period ending following the participant’s death or (ii) the period ending on the latest date on which such option could have been exercised without regard to this Section 7(a), and will thereupon terminate;

(3)	all options (whether or not vested) held by a participant immediately prior to the cessation of the participant’s employment for “Cause” will immediately terminate; for this purpose “Cause” shall have the same meaning as provided in the employment agreement between the participant and the Company or its Affiliate, provided that (i) if the participant is not a party to any such agreement, “Cause” shall mean the participant’s repeated material failure to perform (other than by reason of Disability), or gross negligence in the performance of, participant’s duties and responsibilities to the Company or any of its Affiliates which failure is not cured within thirty (30) days after written notice of such failure or negligence is delivered to participant; (ii) participant’s material breach of any written employment agreement between participant and the Company or any of its Affiliates which breach is not cured within thirty (30) days after written notice of such breach is delivered to participant; (iii) commission by participant of a felony involving moral turpitude or fraud with respect to the Company or any of its Affiliates; (iv) participant being sanctioned by a federal or state government or agency with violations of federal or state securities laws in any judicial or administrative process or proceeding, or having been found by any court to have committed any such violation; or (v) participant’s failure to comply with (A) any material Company policy, including without limitation, all Company Codes of Ethics, policies, procedures and handbooks, applicable to such participant or (B) any legal or regulatory obligations or requirements of participant, including, without limitation, failure of participant to provide any certifications as may be required by law which is not cured within thirty (30) days after written notice of such violation is delivered to participant; and

(4)	Except as otherwise provided in an Award, after completion of the 90-day (or 180-day) period, such Awards shall terminate to the extent not previously exercised, expired, or terminated.

No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

(b)         In particular but not in limitation of the foregoing, the Committee may provide in the case of any Award for post-termination exercise provisions different from those expressly set forth in this Section 7, including without limitation terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the Award is transferred by will or the laws of descent and distribution) as to all or any portion of the Award not exercisable immediately prior to termination of employment or other service, but in no case may an Award be exercised after the Expiration Date.

8.	EMPLOYMENT RIGHTS

Neither the adoption of the Plan nor the grant of Awards shall confer upon any participant any right to continue as an employee of the Company, its parent, or any subsidiary or affect in any way the right of the Company, its parent, or a subsidiary to terminate the participant’s relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.	DISCONTINUANCE, CANCELLATION, AMENDMENT, AND TERMINATION

The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided that, except as otherwise expressly provided in the Plan the Board may not, without the participant’s consent, alter the terms of an Award so as to affect adversely the participant’s rights under the Award, unless the Board expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon Shareholder approval only to the extent, if any, such approval is required by law (including the Code), as determined by the Board.

10.	LIMITATION OF LIABILITY

Notwithstanding anything to the contrary in the Plan, neither the Company, any subsidiary, nor the Board, nor the Committee, nor any person acting on behalf of the Company, any subsidiary, or the Board, or the Committee, shall be liable to any participant or to the estate or beneficiary of any participant or to any other holder of an option by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an option to satisfy the requirements of Section 409A or by reason of Section 4999 of the Code; provided, that nothing in this Section 10 shall limit the ability of the Board or the Committee to provide by separate express written agreement with a participant for a gross-up payment or other payment in connection with any such tax or additional tax.

11.	WAIVER OF JURY TRIAL

By accepting an Award under the Plan, each participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

12.	LEGAL CONDITIONS ON DELIVERY OF SHARES

The Company will not be obligated to deliver any Shares pursuant to the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such Shares have been addressed and resolved; (ii) if the outstanding Shares are, at the time of delivery, listed on any stock exchange or national market system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Shares issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Shares, and the Company may hold the certificates pending lapse of the applicable restrictions.

13.	APPLICABLE LAW

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in an Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California to resolve any and all issues that may arise out of or relate to the Plan or any related Award.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. GSV CAPITAL CORP. 345 California Street, Suite 600 San Francisco, CA 94014 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: ☐ ☐ ☐ To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Leonard A. Potter 02 Ronald M. Lott 03 Marc Mazur The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 To approve the 2019 Equity Incentive Plan. ☐ ☐ ☐ NOTE: In their discretion, the proxies are authorized to vote on any other matters that may come before the meeting on which action can properly be taken, including any adjournment thereof. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 3 To recommend, in a non-binding vote, the ☐ ☐ ☐ ☐ frequency of an advisory vote to approve the compensation of the Company's named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4 The ratification of the selection of Deloitte & ☐ ☐ ☐ Touche LLP as the independent registered public accounting firm for GSV Capital Corp. for the fiscal year ending December 31, 2019. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000421394_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com GSV CAPITAL CORP. Annual Meeting of Stockholders June 5, 2019 10:00 A.M., Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of GSV Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Mark Klein and Allison Green, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036, on June 5, 2019 at 10:00 A.M., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 4 and One year on proposal 3 and in the discretion of the proxies with respect to any other matters that may come before the meeting on which action can properly be taken, including any adjournment thereof. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. (CONTINUED ON REVERSE SIDE) Continued and to be signed on reverse side 0000421394_2 R1.0.1.18